As filed with the Securities and
Exchange Commission on September 22, 2000                 Registration No. 333-
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            VIRAGE LOGIC CORPORATION
                              --------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)

                                   77-0416232
                                   ----------
                      (I.R.S. Employer Identification No.)

46501 Landing Parkway, Fremont, California                               94538
------------------------------------------                               -----
(Address of Principal Executive Offices)                              (Zip Code)

                           1997 EQUITY INCENTIVE PLAN
                       2000 EMPLOYEE STOCK PURCHASE PLAN
                       ----------------------------------
                            (Full Title of the Plan)

                              Adam A. Kablanian
                     President and Chief Executive Officer
                            Virage Logic Corporation
                             46501 Landing Parkway
                           Fremont, California 94538
                           -------------------------
                    (Name and Address of Agent for Service)

                                 (510) 360-8000
                                 --------------
         (Telephone Number, Including Area Code, of Agent for Service)

                        CALCULATION OF REGISTRATION FEE

                                                                                Proposed
        Title of                                     Proposed Maximum            Maximum               Amount of
       Securities              Amount To Be           Offering Price            Aggregate             Registration
    To Be Registered            Registered            Per Share (1)          Offering Price (1)           Fee
------------------------- ----------------------- ----------------------- ---------------------- -----------------------
     common stock,              3,189,640             (See Notes to
    par value $.001               shares              Calculation of          $ 25,229,094              $ 6,660
                                                     Registration Fee)

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) promulgated under the Securities Act 1933, as amended (the "Securities Act"). The price per share and aggregate offering price are based upon (a) the aggregate exercise price for shares subject to outstanding options granted by Virage Logic Corporation (the "Company") under the 1997 Equity Incentive Plan or (b) the average of the high and low prices of the Company's Common Stock as reported on the Nasdaq Stock Market for September 20, 2000 for shares reserved for future issuance pursuant to (i) the 1997 Equity Incentive Plan and (ii) the 2000 Employee Stock Purchase Plan (pursuant to Rule 457(c) under the Securities Act). The chart below details the calculations of the registration fee.

                    NOTES TO CALCULATION OF REGISTRATION FEE

Type of shares                                 Number of shares    Offering Share Price/Registration Fee
---------------------------------------------- -----------------   -------------------------------------
Shares issuable pursuant to outstanding        1,892,750           $ 5,983,246
options under the 1997 Equity Incentive Plan

Shares reserved for the future issuance        1,096,890           $ 16,277,848
pursuant to the 1997 Equity Incentive Plan

Shares reserved for issuance pursuant to the   200,000             $ 2,968,000
2000 Employee Stock Purchase Plan

Proposed Maximum Offering Price                                    $ 25,229,094

Registration Fee                                                   $ 6,660

                                    PART II

                    INFORMATION REQUIRED IN THE REGISTRATION

                                   STATEMENT

Item 3. Incorporation of Documents by Reference.

     The following documents filed by Virage Logic Corporation (the "Company") with the Securities and Exchange Commission are incorporated by reference into this Registration Statement:

     (a) the final prospectus filed under Rule 424(b) of the Securities Act filed on August 3, 2000; and

     (b) the description of the Company's Common Stock contained in the Company's Registration Statement Form 8-A, filed July 20, 2000 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") including any amendments or reports filed for the purposes of updating such description.

     All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act of 1934, as amended, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such documents.

Item 4. Description of Securities.

     Not Applicable

Item 5.  Interests of Named Experts and Counsel.

     The validity of the issuance of the Common Stock will be passed upon by Heller Ehrman White & McAuliffe LLP ("Heller Ehrman"). Heller Ehrman or individual attorneys at the firm who provide services to the Company purchased a total of 8,000 shares of Common Stock in the Company's initial public offering.

Item 6. Indemnification of Directors and Officers.

     Section 145 of Delaware General Corporation Law permits indemnification of officers, directors and other corporate agents under certain circumstances and subject to certain limitations. The Company's restated Certificate of Incorporation and bylaws provide that the Company will indemnify its directors and executive officers to the full extent permitted by Delaware General Corporation Law, including in circumstances in which indemnification is otherwise discretionary under Delaware law. In addition, the Company has entered into separate indemnification agreements with its directors that require the Company, among other things, to indemnify them against certain liabilities which may arise by any reason of their status or service (other than liabilities arising from willful misconduct of a culpable nature). The indemnification provisions in the Company's restated Certificate of Incorporation and bylaws and the indemnification agreements entered into between the Company and its directors may be sufficiently broad to permit indemnification of the Company's officers and directors for liabilities (including reimbursement of expenses incurred) arising under the Securities Act. The Company also maintains director and officer liability insurance, to insure its directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances.

Item 7. Exemption from Registration Claimed.

Not Applicable

Item 8. Exhibits.

Exhibit
Number    Exhibit
-------   -------
     4.1 Amended and Restated Certificate of Incorporation (Incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1, File No. 333-36108, declared effective by the Commission on July 31, 2000).

     4.2 Amended and Restated Bylaws (Incorporated by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1, File No. 333-36108, declared effective by the Commission on July 31, 2000).

     4.3 Specimen Stock Certificate (Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1, File No. 333-36108, declared effective by the Commission on July 31, 2000).

     5.1  Opinion of Heller  Ehrman  White & McAuliffe  LLP.

     10.1 Virage Logic Corporation 1997 Equity Incentive Plan (Incorporated by reference to Exhibit 10.1 to the Registrant's Registration Statement on Form S-1, File No. 333-36108, declared effective by the Commission on July 31, 2000).

     10.2 Form of Option Agreement under 1997 Equity Incentive Plan (Incorporated by reference to Exhibit 10.2 to the Registrant's Registration Statement on Form S-1, File No. 333-36108, declared effective by the Commission on July 31, 2000).

     10.3 2000 Employee Stock Purchase Plan, as amended prior to the first offering date under that Plan

     23.1 Consent of Ernst & Young LLP, Independent Auditors.

     23.2 Consent  of  Mohler,   Nixon  &  Williams   Accountancy   Corporation,
          independent auditors

     23.3 Consent of Heller Ehrman White & McAuliffe LLP (Included in its opinion filed as Exhibit 5.1).

     24.1 Power of Attorney (Included on the signature page of this Registration Statement).

Item 9. Undertakings.

     (a) The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

     Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   Signatures

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, State of California, on this 21st day of September, 2000.

                                       VIRAGE LOGIC CORPORATION

                                       By: /s/ Adam A. Kablanian
                                          Adam A. Kablanian, President and Chief
                                          Executive Officer


                               Power of Attorney

     Each person whose signature appears below constitutes and appoints Adam A. Kablanian and James R. Pekarsky, or either of them, his true and lawful attorney-in-fact, with the power of substitution and resubstitution, for him in his name, place or stead, in any and all capacities, to sign any or all amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact and their agents or substitutes, may lawfully do or lawfully cause to be done by virtue hereof.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          Signature                                          Title                                    Date
          ---------                                          -----                                    ----
/s/ Adam A. Kablanian                           President, Chief Executive Officer and          September 21, 2000
Adam A. Kablanian                               Director (Principal Executive Officer)


/s/ James R. Pekarsky                           Vice President and Chief Financial Officer      September 21, 2000
James R. Pekarsky                               (Principal Financial and Accounting Officer)


-------------------------------                 Director                                        September ___, 2000
Richard Elkus

-------------------------------                 Director                                        September ___, 2000
Michael Hackworth

/s/ Alexander Shubat                            Director                                        September 21, 2000
Alexander Shubat

-------------------------------                 Director                                        September ___, 2000
Michael Stark

/s/ Dr. Sang Wang                               Director                                        September 21, 2000
Dr. Sang Wang

/s/ Dr. Yervant Zorian                          Vice President and Chief Scientist and          September 21, 2000
Dr. Yervant Zorian                              Director

                                 EXHIBIT INDEX
                                ----------------

Exhibit Number Exhibit

Exhibit
Number    Exhibit
-------   -------
     4.1 Amended and Restated Certificate of Incorporation (Incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1, File No. 333-36108, declared effective by the Commission on July 31, 2000).

     4.2 Amended and Restated Bylaws (Incorporated by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1, File No. 333-36108, declared effective by the Commission on July 31, 2000).

     4.3 Specimen Stock Certificate (Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1, File No. 333-36108, declared effective by the Commission on July 31, 2000).

     5.1  Opinion of Heller  Ehrman  White & McAuliffe  LLP.

     10.1 Virage Logic Corporation 1997 Equity Incentive Plan (Incorporated by reference to Exhibit 10.1 to the Registrant's Registration Statement on Form S-1, File No. 333-36108, declared effective by the Commission on July 31, 2000).

     10.2 Form of Option Agreement under 1997 Equity Incentive Plan (Incorporated by reference to Exhibit 10.2 to the Registrant's Registration Statement on Form S-1, File No. 333-36108, declared effective by the Commission on July 31, 2000).

     10.3 2000 Employee Stock Purchase Plan, as amended prior to the first offering date under that Plan

     23.1 Consent of Ernst & Young LLP, Independent Auditors.

     23.2 Consent  of  Mohler,   Nixon  &  Williams   Accountancy   Corporation,
          independent auditors

     23.3 Consent of Heller Ehrman White & McAuliffe LLP (Included in its opinion filed as Exhibit 5.1).

     24.1 Power of Attorney (Included on the signature page of this Registration Statement).